===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                NEWSEDGE CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             NEWSEDGE CORPORATION
                               80 Blanchard Road
                        Burlington, Massachusetts 01803

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NewsEdge Corporation:

  The Annual Meeting of Stockholders of NewsEdge Corporation (the
"Corporation"), a Delaware corporation, will be held on Friday, May 25, 2001 at 9:45 a.m., local time, at the Westin Hotel--Waltham, located at 70 Third Avenue, Waltham, Massachusetts for the following purposes:

    1. To elect three (3) Class I directors to serve for a three-year term or until their successors are elected and qualified;

    2. To ratify the selection of the firm of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2001; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on April 17, 2001 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote either by telephone, over the Internet or by marking, signing, dating and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors

                                          Lawrence S. Wittenberg
                                          Secretary

Burlington, Massachusetts
April 30, 2001

                             NEWSEDGE CORPORATION
                               80 Blanchard Road
                        Burlington, Massachusetts 01803

                                PROXY STATEMENT
                                April 30, 2001

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NewsEdge Corporation, a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on May 25, 2001, at 9:45 a.m., local time, at the Westin Hotel--Waltham, 70 Third Avenue, Waltham, Massachusetts 02452.

  Only stockholders of record at the close of business on April 17, 2001 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments thereof. As of that date, 18,621,403 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any proxy may be revoked by a stockholder at any time before its exercise by:
(i) voting again by Internet or telephone; (ii) delivering written revocation or a later dated proxy to the Secretary of the Corporation; or (iii) attending the Annual Meeting and voting in person.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

  Directors are elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominees for director receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the meeting shall be elected to their respective class of directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

  The persons named as attorneys-in-fact in the proxies are officers and/or directors of the Corporation. All properly executed proxies returned in time to be counted at the meeting will be voted. In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of auditors as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted as specified. Where no choice is specified, the proxy will be voted FOR the applicable proposal.

  The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 30, 2001.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth as of the Record Date: (i) the name of each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding as of such date; (ii) the name of each director or nominee; (iii) the name of each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers;" and
(iv) the number of shares owned by each of such persons and all officers, directors and nominees as a group and the percentage of the outstanding shares represented thereby.

                                                        Shares     Percentage
                                                     Beneficially Beneficially
Name                                                   Owned(1)     Owned(2)
----                                                 ------------ ------------
Principal Stockholders(3):
  Donald L. McLagan(4)..............................  2,163,999      13.68%
   c/o NewsEdge Corporation
   80 Blanchard Road
   Burlington, MA 01803
Directors:
  Rory J. Cowan(5)..................................    120,294          *
  Michael E. Kolowich(6)............................    113,861          *
  William A. Devereaux(7)...........................    284,057       1.53%
  James D. Daniell, Ph.D.(8)........................     29,000          *
  Basil P. Regan(9).................................  5,707,197      30.61%
  Murat H. Davidson, Jr.(10)........................    113,890          *
  Peter Woodward(11)................................     18,666          *
Named Officers:
  Clifford M. Pollan(12)............................    630,023       3.38%
  Ronald Benanto(13)................................    185,577       1.00%
  Thomas Karanian(14)...............................    122,607          *
  Jon McNerney......................................        --         --
  Charles White(15).................................    101,844          *
All directors and executive officers as a group:....  9,591,015       50.2%
  (13 persons)(16)

--------
 *  Represents less than 1% of the outstanding shares.

 (1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

 (2) Applicable percentage of ownership as of the Record Date is based upon 18,621,403 shares of Common Stock outstanding on such date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 14, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (3) This information was obtained from filings made with the SEC pursuant to Sections 13(d) and 13(g) of the Securities and Exchange Act of 1934, as amended.

 (4) Includes 444,442 shares held in trust for the benefit of Mr. McLagan's two children, of which Mr. McLagan's wife is the sole trustee. Mr. McLagan disclaims beneficial ownership of such shares.

 (5) Includes 50,000 shares of Common Stock issuable pursuant to outstanding stock options and warrants exercisable within 60 days of April 14, 2001.

 (6) Includes 8,000 shares of Common Stock issuable pursuant to outstanding warrants exercisable within 60 days of April 14, 2001.

 (7) Includes 53,501 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of April 14, 2001.

 (8) Includes 22,500 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of April 14, 2001.

 (9) Includes 2,697,382 shares of Common Stock held by Regan Partners, L.P.; 1,675,000 shares of Common Stock held by the Regan International Fund, L.P.; 470,588 shares of Common Stock held by The Wellcome Trust, Ltd.; 353,500 shares of Common Stock held by the Super Hedge Fund, L.P.; Mr. Regan is President and sole stockholder of Regan Fund Management, Ltd., general partner of Regan Partners L.P. Regan Fund Management Ltd. is the investment manager for Regan International Fund L.P., provides investment management services to the Wellcome Trust, Ltd. and has a trading advisory agreement with the Super Hedge Fund, L.P. Also includes 19,999 shares of Common Stock issuable to Mr. Regan pursuant to outstanding stock options and warrants exercisable within 60 days of April 14, 2001; 173,333 shares of Common Stock issuable to Regan Partners, L.P. pursuant to outstanding warrants exercisable within 60 days of the Record Date; 73,333 shares of Common Stock issuable to Regan International Fund, L.P. pursuant to outstanding warrants exercisable within 60 days of April 14, 2001; and 153,333 shares of Common Stock issuable to The Wellcome Trust, Ltd. pursuant to outstanding warrants exercisable within 60 days of April 14, 2001.

(10) Includes 5,000 shares of Common Stock held by the 1992 Davidson Family Trust. Also includes 8,500 shares of Common Stock held by Mr. Davidson's daughter and 23,529 shares of Common Stock held by H.G. Wellington, Custodian for the benefit of the Murat H. Davidson Rollover IRA. Also includes 13,333 shares of Common Stock issuable to H.G. Wellington, Custodian for the benefit of the Murat H. Davidson Rollover IRA pursuant to outstanding warrants exercisable within 60 days of April 14, 2001. Mr. Davidson disclaims beneficial ownership of such shares. Also includes 13,333 shares of Common Stock issuable to Mr. Davidson pursuant to outstanding warrants exercisable within 60 days of April 14, 2001.

(11) Includes 6,666 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of April 14, 2001.

(12) Includes 502,279 shares of Common Stock issuable pursuant to outstanding stock options and warrants exercisable within 60 days of April 14, 2001.

(13) Includes 176,165 shares of Common Stock issuable pursuant to outstanding stock options and warrants exercisable within 60 days of April 14, 2001.

(14) Includes 121,753 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of April 14, 2001.

(15) Includes 100,344 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of April 14, 2001.

(16) Includes 1,481,206 shares of Common Stock issuable pursuant to outstanding stock options and warrants exercisable within 60 days of April 14, 2001.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors is set at eight members. The Board of Directors is divided into three classes, one of which consists of two directors and two which consist of three directors each. Each director serves for a three-year term. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

  The Board of Directors has nominated and recommended that Messrs. Pollan, Kolowich and Woodward, who are currently members of the Board of Directors, be elected Class I directors, to hold office until the 2004 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for nominees named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" THE NOMINEES LISTED BELOW.

  The following table sets forth for the nominees to be elected at the meeting and, for each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the positions currently held by the nominees and each director with the Corporation, the year the nominee's or director's term will expire and class of director of each nominee and each director:

   Nominee's or Director's Name
   and Year Nominee or Director                                     Year Term  Class of
     First Became a Director      Position(s) with the Corporation Will Expire Director
   ----------------------------   -------------------------------- ----------- --------
   Nominees:
   Clifford M. Pollan.......         President, Chief Executive       2004         I
    2000                             Officer and Director

   Michael E. Kolowich......         Vice Chairman and Director       2004         I
    1998

   Peter Woodward...........         Director                         2004         I
    2000

   Continuing Directors:
   James D. Daniell.........         Director                         2002       III
    1998

   Basil Regan..............         Director                         2002       III
    2000

   Rory J. Cowan............         Chairman                         2003        II
    1993

   William A. Devereaux.....         Director                         2003        II
    1998

   Murat H. Davidson                 Director                         2003        II
    2000....................

        OCCUPATIONS OF DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

  The following table sets forth the director nominees to be elected at the meeting, the directors, executive officers and key employees of the Corporation, their ages and the positions currently held by each such person with the Corporation.

           Name             Age                    Position
           ----             --- -----------------------------------------------
Clifford M. Pollan.........  44 President, Chief Executive Officer and Director

Michael E. Kolowich........  47 Vice Chairman and Director

Ronald Benanto.............  52 Vice President--Finance, Chief Financial
                                Officer, Treasurer and Assistant Secretary

Charles White..............  42 Vice President--eContent

Alton Zink.................  45 Vice President--Human Resources

Thomas Karanian............  38 Vice President--Client Services and Operations

David M. Scott.............  39 Vice President--Corporate Marketing

John Crozier...............  42 Vice President--North American Sales

Rory J. Cowan(2)...........  48 Chairman of the Board of Directors

James D. Daniell(1)(2).....  37 Director

Murat H. Davidson, Jr......  56 Director

William A. Devereaux(1)....  54 Director

Basil Regan(1).............  60 Director

Peter Woodward(2)..........  28 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

  Clifford M. Pollan joined the Corporation in 1989 as a Vice President, served as Vice President--Sales and Marketing from May 1995 to March 1999 and as President and Chief Operating Officer from April 1999. In March 2000, Mr. Pollan was elected Chief Executive Officer and joined the Board of Directors. From 1986 to 1989, Mr. Pollan was a Director of Sales at Lotus Development Corporation, a computer software company.

  Michael E. Kolowich joined the Corporation in February 1998 as Vice Chairman and Director in connection with the Corporation's merger with Individual, Inc. From September 1996 to February 1998, Mr. Kolowich served as Individual's President, Chief Executive Officer and Chairman of the Board of Directors. Prior to joining Individual, Mr. Kolowich served from July 1996 until September 1996 as Vice President/Business Operations of Nets Inc., an Internet content provider formed in June 1996 when AT&T New Media Services, a provider of interactive online information services for business professionals, merged with Industry.Net. Mr. Kolowich also serves as a member of the Board of Directors of SmarterKids.com, Inc.

  Ronald Benanto joined the Corporation in July 1999 as Vice President-- Finance and Operations, Treasurer and Assistant Secretary. From February 1998 to July 1999, Mr. Benanto served as Vice President, Finance at Genesis Direct, Inc., a direct marketing and e-commerce company that, subsequent to Mr. Benanto's departure, filed for Chapter 11 bankruptcy in August 1999. From October 1991 to December 1997, Mr. Benanto was the Senior Vice President, Finance and Chief Financial Officer at Viewlogic Systems, Inc., an electronic design automation company.

  Charles White joined the Corporation in May 1993 as a Marketing
Representative. In February 1996, Mr. White was promoted to Manager of New Business Development, a position he held until 1997. In August

1997, Mr. White was promoted to Director of Workgroup Sales. In May 1999 Mr. White became the Director of Middle Markets, a position he held until June 2000, when he was promoted to Vice President--eContent.

  Alton Zink joined the Corporation in March 1998 as Director--Human Resources. Mr. Zink became Vice President--Human Resources in April 1999. Prior to joining the Corporation Mr. Zink was Director of Corporate Human Resources at PictureTel Corporation, a telecommunications company, from 1989 to 1998.

  Thomas Karanian joined the Corporation in September 1994 as Director-- Quality Engineering, served as Director--Client Services from December 1996 through August 1999, at which time he became Vice President--Client Services and Operations. Prior to joining the Corporation, Mr. Karanian was Quality Engineer Manager at Lotus Development Corporation, a computer software development company.

  John Crozier joined the Corporation in June 1994 as an Account Manager. In June 1997, Mr. Crozier was promoted to District Manager, a position he held until May 1998, when he was promoted to Area Director. In May 2000, Mr. Crozier was promoted to Vice President--North American Sales.

  David M. Scott joined the Corporation in November 1995 as Marketing Manager, Financial Markets. Mr. Scott became International Marketing Director in December 1997 and Corporate Marketing Director in December 1998. He has been in his current role of Vice President--Corporate Marketing since July 2000. Prior to joining the Corporation, Mr. Scott was a Marketing Director in the eContent division of Knight-Ridder in Asia.

  Rory Cowan has served on the Board of Directors of the Corporation since May 1993 and was elected Chairman in March 2000. Since December 1996, Mr. Cowan has been Chairman and Chief Executive Officer of Lionbridge Technologies, an international software services company. From 1991 to 1996, Mr. Cowan was an Executive Vice President of R.R. Donnelley & Sons Company, a supplier of commercial print and print-related services. During 1995 and 1996, Mr. Cowan was also the Chief Executive Officer of Stream International, Inc., a software services company. Mr. Cowan also served as Chairman of Interleaf, Inc. from October 1996 to January 1997. Mr. Cowan currently serves as a director of Fairmarket, Inc.

  James D. Daniell, Ph.D. became a director of the Corporation in February 1998, in connection with the Corporation's merger with Individual. Dr. Daniell served on Individual's Board from 1997 until the merger. Dr. Daniell has been Chief Executive Officer of Order Trust LLC, an electronic commerce company, since November 1997. From February 1997 to November 1997, he served as Chief Operating Officer and Vice President of Strategy and New Business Development at AT&T Networked Commerce Services, an internet service provider. Dr. Daniell serves as Vice Chairman of the Massachusetts Software Council and is also the Board of Advisors of espanol.com.

  Murat H. Davidson became a director of the Corporation in June 2000. Mr. Davidson has been Managing Director of Regan Partners L.P., a limited partnership that invests in turnaround companies and special situations since 1996. Mr. Davidson serves as a member of the board of directors of Zaring National Corporation.

  William A. Devereaux became a director of the Corporation in February 1998, in connection with the Corporation's merger with Individual. Mr. Devereaux served on Individual's board of directors from 1989 until the merger. Mr. Devereaux has been Managing Director of American Capital Company, a venture capital and merchant banking company, since 1988.

  Basil Regan became a director of the Corporation in March 2000. Mr. Regan founded and is General Partner of Regan Partners, L.P., a limited partnership that invests primarily in turnaround companies and special situations in 1989. Mr. Regan is also President of Regan International Fund Ltd. and Regan Fund Management Ltd. Mr. Regan serves as a member of the board of directors of Hanover Direct Corporation.

  Peter Woodward became a director of the Corporation in March 2000. Since 1996, Mr. Woodward has been a research analyst with Regan Partners L.P., a limited partnership that invest primarily in turnaround companies and special situations. Prior to joining Regan Partners, Mr. Woodward was a research analyst for Munn, Bernhard & Associates, a New York investment management company, focusing on technology and related companies.

  Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors met 14 times during the fiscal year ended December 31, 2000. Each of the directors attended at least 75% of the meetings of the Board of Directors during fiscal 2000. The Corporation established an Audit Committee and Compensation Committee during fiscal 1995. The Audit Committee of the Board of Directors, of which Messrs. Cowan, Daniell and Woodward are currently members, is responsible for reviewing the results and scope of audits and other services provided by the Corporation's independent auditors. The Audit Committee did not meet during fiscal 2000. The Compensation Committee, whose members currently are Messrs. Daniell, Devereaux and Regan, makes recommendations concerning the salaries and incentive compensation of executive officers, employees and consultants to the Corporation and administers the Corporation's stock plans. The Compensation Committee met twice during fiscal 2000. The Board of Directors does not have a standing nominating committee.

     COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Compensation of Directors

  On January 23, 1996, the Compensation Committee of the Board of Directors approved the Director Compensation Plan. Under the Director Compensation Plan, each non-employee director receives both an annual retainer of $5,000 and a fee of $1,000 for each Board meeting physically attended. A "non-employee director," for purposes of the Director Compensation Plan, is a director who is not an employee of the Corporation. Non-employee directors are also reimbursed for their reasonable out-of-pocket travel expenses associated with their attendance at Board meetings. During the fiscal year ended December 31, 2000, Mr. Daniell earned $9,000, Mr. Deveraux earned $11,000, Mr. Davidson earned $8,000 and Messrs. Cowan, Regan and Woodward each earned $12,000 under the Director Compensation Plan.

  In addition, in order to provide an incentive to non-employee directors, options have been granted to non-employee directors pursuant to the 1995 Non-employee Director Stock Option Plan, as amended, (the "Director Plan"). Under the Director Plan, each non-employee director received, on the date such person was first elected to the Board, an option to purchase 20,000 shares (the "Initial Option") of the Corporation's Common Stock, vesting over three years. A "non-employee director" for purposes of the Director Plan, is a director, who is not an employee or officer of the Corporation. Subsequent to the grant of the Initial Option, each non-employee director who has attended at least 75% of the board meetings during the previous fiscal year received an option to purchase 2,500 shares of Common Stock, vesting on the first anniversary of the date of such grant. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant. Each option granted under the Director Plan will expire ten years from the date of grant. As of June 5, 2000, all options available under the Director Plan had been granted. The Corporation continues to grant non-employee directors (as such term is defined in the Director Plan) options under its 1995 Stock Plan, as amended.

  During the fiscal year ended December 31, 2000, Messrs. Cowan, Daniell and Devereaux each received options to purchase 2,500 shares at an exercise price of $2.75 per share. Messrs. Regan and Woodward each received options to purchase 20,000 shares at an exercise price of $2.00 per share and Mr. Davidson received options to purchase 20,000 shares at an exercise price of $2.75 per share.

Executive Compensation Summary

  The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 2000, 1999, and 1998 to
(i) each individual who served as the Corporation's Chief Executive Officer for the fiscal year ended December 31, 2000 and (ii) each of the other four most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in the fiscal year ended December 31, 2000 (the "Named Executive Officers").

                          Summary Compensation Table

                                                      Long-Term
                                                     Compensation
                                                      Securities
   Name and Principal          Annual   Compensation  Underlying     All Other
        Position         Year Salary($) Bonus($)(1)   Options(#)  Compensation(2)
   ------------------    ---- --------- ------------ ------------ ---------------
Donald L. McLagan(3).... 2000   38,542     16,713          --        $147,298(4)
 Chairman, Chief         1999  176,827     13,779          --             800
 Executive Officer and
  Director               1998  156,000     19,991      100,500            800

Clifford M. Pollan(3)... 2000  232,496     89,780      300,000       $    840
 President and Chief
  Executive Officer      1999  172,497     44,690      120,000            800
   and Director          1998  156,000     35,591       80,500            800

Ronald Benanto.......... 2000  182,313     65,000       75,000            --
 Vice President--
  Finance,               1999   85,479     21,981      150,000            --
 Chief Financial
  Officer, Treasurer     1998      --         --           --             --
  & Assistant Secretary

Thomas Karanian......... 2000  158,000    111,779       75,000       $  2,304
 Vice President--Client  1999  135,250     18,922       20,845         11,300
 Services and
  Development            1998   91,500     13,313       16,750          2,289

Jon McNerney(5)......... 2000  241,500    148,978      130,000       $  1,260
 Senior Vice President-- 1999  238,500     19,991       40,000         26,707
 Worldwide Sales         1998  174,000        --        50,500          1,200

Charles White........... 2000  160,000    101,256       77,000       $ 17,910
 Vice President--
  eContent               1999   86,333        --        10,845        106,910
                         1998   58,083      6,487       13,966         59,656

--------
(1) Includes bonuses earned with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2) Represents matching contributions made by the Corporation to the Named Executive Officer under the Corporation's 401(k) plan, commissions paid and gains on stock option exercises.

(3) Mr. McLagan retired as the Corporation's Chairman and Chief Executive Officer and Director in March 2000. Effective March 14, 2000, Mr. Pollan was named Chief Executive Officer and was appointed to the Board of Directors.

(4) Also includes severance payments made to Mr. McLagan subsequent to his retirement in March 2000.

(5) Mr. McNerney resigned from the Company effective January 15, 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table provides certain information concerning grants of options to purchase the Corporation's Common Stock made during the year ended December 31, 2000 to each of the Named Executive Officers. No stock appreciation rights ("SARs") were granted during the fiscal year ended December 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    Individual Grants
                     -------------------------------------------------
                                    Percent of
                                      Total
                      Number of    Options/SARs
                      Securities     Granted
                      Underlying   to Employees Exercise or            Grant Date
                     Options/SARs   in Fiscal   Base Price  Expiration  Present
   Name                Granted         Year      ($/Share)     Date    $/Value(1)
   ----              ------------  ------------ ----------- ---------- ----------
Donald L. McLagan..        --           --           --          --          --
Clifford M.
 Pollan............    300,000(2)      13.3%       $2.25     4/13/10    $570,000
Ronald Benanto.....     75,000(2)       3.3%       $2.25     4/13/10    $142,500
Thomas Karanian....     75,000(2)       3.3%       $2.25     4/13/10    $142,500
Jon McNerney.......    130,000(2)       5.8%       $2.25     4/13/10    $247,000
Charles White......     42,500(2)                  $2.25     4/13/10    $ 80,750
                        34,500(2)       3.4%(3)    $2.00      6/5/10    $ 65,550

--------

(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Corporation's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: an option term of 5 years, volatility at 1.41, interest rate at (5.17-6.69)%. The real value of the options in this table depends upon the actual performance of the Corporation's stock during the applicable period.

(2) Options will vest one-half six months from the date of grant with the remainder vesting on the one year anniversary date.

(3) Represents percentage of the total options granted of 77,000 shares.

            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

  The following table provides information as to options exercised in 2000 by the Named Executive Officers, the value realized upon such exercises and the value of options held by such officers at year end based on the closing price of the Corporation's Common Stock on December 31, 2000.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values

                                                Number of Securities
                                               Underlying Unexercised           Value of Unexercised
                                                   Options/SARs at             In-the-Money Options at
                           Shares                  Fiscal Year-End                 Fiscal Year-End
                         Acquired on  Value   ------------------------- -------------------------------------
          Name            Exercise   Realized Exercisable Unexercisable Exercisable($)(1) Unexercisable($)(1)
          ----           ----------- -------- ----------- ------------- ----------------- -------------------
Donald L. McLagan.......     --         --       71,333       29,167           --                 --
Clifford M. Pollan......     --         --      320,907      224,593           --                 --
Ronald Benanto..........     --         --      108,333      116,667           --                 --
Thomas Karanian.........      74       $264      79,076       54,302           --                 --
Jon McNerney............     --         --       92,915      162,984           --                 --
Charles White...........     --         --       65,342       43,799           --                $232

--------
(1) Value is based on the difference between the option exercise price and the fair market value at December 29, 2000 ($0.906 per share as quoted on the Nasdaq National Market) multiplied by the number of shares underlying the option.

Compensation Committee's Report on Executive Compensation

  This report is submitted by the Compensation Committee. The Compensation Committee during fiscal year 2000 initially comprised Ms. June Rokoff and Messrs. Cowan and Daniell, each of whom are non-employee directors. In March 2000 subsequent to Ms. Rokoff's resignation from the Board of Directors, the Compensation Committee was re-constituted to comprise Messrs. Daniell, Devereaux and Regan, who are also non-employee directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Corporation's stock plans and reviewing and approving compensation matters concerning the executive officers, employees and consultants to the Corporation.

  Cash Compensation. Messrs. McLagan, Pollan, Benanto, Karanian, McNerney and White each received annual base salaries of $38,542, $232,496, $182,313, $158,000, $241,500 and $160,00, respectively through December 31, 2000. The Compensation Committee attempts to keep the base salary for the Corporation's executive officers competitive by comparing it with those of other companies in the syndicated content and electronic publishing technologies industries and other companies with similar market capitalizations. The Compensation Committee's goal is to align the interests of the Corporation's executive officers with its stockholders by incenting them through performance based bonuses and equity compensation.

  On February 13, 1997, the Compensation Committee of the Board of Directors approved a short-term cash incentive compensation plan (the "Accountability Group Bonus Plan"), which provides that the executive officers, along with other designated members of senior management, receive bonuses based upon the Corporation's financial performance in the current fiscal year. Each executive officer's bonus may range from zero to a maximum amount determined by reference to the final audited financial statements of the Corporation. During the fiscal year ended December 31, 2000, Messrs. McLagan, Pollan, Benanto, Karanian, McNerney and White each earned a bonus of $16,713, $89,780, $65,000, $111,779, $148,978 and $101,256, respectively pursuant to the Accountability Group Bonus Plan.

  Equity Compensation. The Corporation's equity compensation program is designed to provide long-term incentives to executive officers to encourage executive officers to remain with the Corporation and to provide executives with the opportunity to obtain significant, long-term stock ownership. The Compensation Committee generally grants options that become exercisable over a three-year period and that have exercise prices equal to the fair market value of the Common Stock on the date of grant. However, in the case of executive officers who beneficially own more than ten percent (10%) of the Corporation's Common Stock, the Internal Revenue Code of 1986, as amended, requires that the exercise price of incentive stock options granted to such executive officers be 110% of the fair market value of the Common Stock on the date of grant. In 2000, pursuant to the 1995 Stock Plan, the Compensation Committee granted 299,998 non-qualified stock options to Mr. Pollan, 74,996 non-qualified stock options to Mr. Benanto, 75,000 non-qualified stock options to Mr. Karanian, 130,000 non-qualified stock options to Mr. McNerney, and 51,751 non-qualified stock options to Mr. White. In addition, the Compensation Committee granted two incentive stock options to Mr. Pollan, four incentive stock options to Mr. Benanto, 25,249 incentive stock options to Mr. White and 2,688 incentive stock options to Mr. Karanian.

  Other Benefits. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan under which employees may purchase Common Stock at a discount. The Corporation also maintains insurance and other benefit plans for its employees.

  Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct for federal income tax purposes, compensation in excess of $1 million paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder. The Compensation

Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors

  William Deveraux
  James Daniell
  Basil Regan
  June Rokoff(1)
--------
(1) Ms. Rokoff resigned from the Compensation Committee and the Board of Directors on March 13, 2000.

Compensation Committee Interlocks and Insider Participation

  Interlocks. The Compensation Committee during fiscal year 2000 initially comprised Ms. June Rokoff and Messrs. Cowan and Daniell. In March 2000, subsequent to Ms. Rokoff's resignation, the Corporation's Compensation Committee was reconstituted and currently consists of Messrs. Daniell, Deveraux and Regan. No executive officer of the Corporation served as a member of the compensation committee of another entity (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of which either Messrs. Daniell, Deveraux and Regan is an executive officer.

  Employment Agreement with Mr. Kolowich. In connection with the Corporation's merger with Individual, the Corporation entered into an employment agreement with Michael E. Kolowich, the Corporation's Vice Chairman and a Director of the Corporation and formerly the Chairman, President and Chief Executive Officer of Individual. Under this employment agreement, Mr. Kolowich served as a full-time senior executive to the Corporation from February 24, 1998 (the effective date of the merger with Individual (the "Effective Date") until April 30, 1998 (the "Transition Period"). From May 1, 1998 until February 24, 2001, Mr. Kolowich served as a senior executive consultant to the Corporation (the "Remaining Term"). Furthermore, during the term of his employment agreement, the Corporation agreed to take all action necessary and proper to cause Mr. Kolowich to be elected to the Corporation's Board of Directors and to serve as the Vice Chairman of the Corporation. Pursuant to the employment agreement, Mr. Kolowich received a salary at the annual rate of $250,000 during the Transition Period and $50,000 during the Remaining Term. Mr. Kolowich was eligible to participate in the benefits plans maintained by the Corporation during the term of the employment agreement. Also, under the terms of the employment agreement, Mr. Kolowich will be bound by non-competition and non-disclosure requirements. Upon the Effective Date, the Corporation assumed all stock options then held by Mr. Kolowich all of which became immediately exercisable, with the exception of 784 shares.

  Severance Agreement and Release with Mr. McLagan. In March 2000, the Company entered into a severance agreement and release with Donald L. McLagan in connection with his retirement as Chief Executive Officer and Chairman. Under the terms of the severance agreement and release, Mr. McLagan received severance at an annual rate of $185,000 commencing March 14, 2000 up to and through March 14, 2001 The Company further agreed that Mr. McLagan's options would be exercisable until March 14, 2001. Also under the terms of the severance agreement and release, Mr. McLagan will be bound by non-competition, non-solicitation and non-disclosure requirements through March 14, 2001.

  Employment Agreements with Messrs. Pollan, Benanto, White, Karanian, Zink and Scott. In January 2001, Messrs. Pollan, Benanto, White, Karanian, Zink and Scott entered into employment agreements with the Corporation. The employment agreements provide for, among other things, performance bonuses based on a percentage of each executive's salary. The agreements also provide for a change of control bonus equal to one year's salary and a six month severance payment if the executive is terminated without cause. As per the terms and conditions of the employment agreements, these individuals are entitled to the following compensation: Clifford M. Pollan, $250,000 salary and $80,000 bonus; Ronald Benanto, $190,000 salary and $70,000 bonus; Charles White, $180,000 salary and $65,000 bonus; Thomas Karanian, $158,000 salary and $52,000 bonus; Alton Zink, $150,000 salary and $70,000 bonus and David Scott, $161,000 salary and $60,000 bonus.

                            INDEPENDENT ACCOUNTANTS

  Arthur Anderson LLP has acted as the Corporation's independent accountants for the fiscal year ended December 31, 2000. On recommendation of the Audit Committee, the Board has appointed Arthur Anderson LLP to audit the 2001 financial statements. A representative of Arthur Anderson LLP is expected to be present at the annual meeting and will be afforded the opportunity to make a statement, if they so desire, and to respond to appropriate questions.

  The Audit Committee of the Corporation's Board reviews summaries of the services provided by Arthur Anderson LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Arthur Anderson LLP.

Audit and All Other Fees

  The following sets forth the aggregate fees billed to NewsEdge Corporation for the fiscal year ended December 31, 2000, by Arthur Anderson LLP:

      Audit fees...................................................... $120,000
      Financial information systems design and implementation fees....        0
      All other fees..................................................   49,750
                                                                       --------
                                                                       $169,750
                                                                       ========

Audit Committee Report

  The primary purpose of the Audit Committee of the Board of Directors is to assist the Board in fulfilling its oversight responsibilities by reviewing (i) the financial information which is provided to the stockholders, governmental and regulatory bodies and others, (ii) the system of financial internal controls which management and the Board have adopted and (iii) the audit process.

  The Corporation's Audit Committee consists of three members of the Board of Directors, Rory J. Cowan, James D. Daniell and Peter Woodward, all of whom are "independent directors" for purposes of the National Association of Securities Dealers' listing standards. All members of the Audit Committee are financially literate and Rory J. Cowan, chairman of the Audit Committee, has extensive financial management experience.

  The Board adopted a written charter for the Audit Committee on May 4, 2000, a copy of which is attached hereto as Appendix A.

  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000, with the Corporation's management and the independent auditors.

  The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditor's independence from NewsEdge and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2000. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Corporation's independent auditors, Arthur Anderson LLP.

Respectfully submitted by the members of the Audit Committee of the Board of Directors

  Rory J. Cowan
  James D. Daniell
  Peter Woodward

Stock Performance Graph

  The following graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on August 11, 1995 through December 31, 2000, with the cumulative total return for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer and Data Processing Services Stock Index (the "Nasdaq Computer Index"). The comparison assumes $100 were invested on August 11, 1995 in the Corporation's Common Stock at the $15.00 initial offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.
                              [CHART APPEARS HERE]

                              6/28/96    9/30/96    12/31/96    3/31/97    6/30/97    9/30/97    12/31/97    3/31/98    6/30/98
NewsEDGE Corporation           $222       $193       $128        $ 85       $ 73       $ 68       $ 61        $ 94       $ 66
Nasdaq Composite Index         $119       $124       $130        $122       $145       $169       $159        $186       $191
Nasdaq Computer Index          $124       $126       $131        $122       $156       $171       $161        $213       $236

                              9/30/98   12/31/98   3/31/99   6/30/99   9/30/99   12/31/99   3/31/00   6/30/00   9/30/00   12/31/00
NewsEDGE Corporation           $ 58      $ 78       $ 57      $ 52      $ 62      $ 78       $ 28      $ 17      $ 13      $  6
Nasdaq Composite Index         $173      $223       $251      $275      $281      $415       $467      $406      $374      $250
Nasdaq Computer Index          $223      $288       $347      $361      $374      $634       $624      $510      $471      $291

(1) Prior to August 11, 1995 the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This chart is not "solicited material", is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Corporation under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from the Nasdaq Stock Market and the Nasdaq Stock Market and the Nasdaq Computer indices were prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago, a source believed to be reliable, although the Corporation is not responsible for any errors or omissions in such information.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                             CERTAIN TRANSACTIONS

  William Blair & Company, an affiliate of William Blair Venture Partners III ("Blair"), is a customer of the Corporation and was billed an aggregate of approximately $115,000 in NewsEdge subscriber fees in the year ended December 31, 2000. Ms. Carnahan, a general partner of Blair, served on the Board of Directors of the Corporation through March 2000.

  Employment Agreement with Mr. Kolowich. In connection with the Corporation's merger with Individual, the Corporation entered into an employment agreement with Michael E. Kolowich, the Corporation's Vice Chairman and a Director of the Corporation and formerly the Chairman, President and Chief Executive Officer of Individual. Under this employment agreement, Mr. Kolowich served as a full-time senior executive consultant to the Corporation from February 24, 1998 (the effective date of the merger with Individual (the "Effective Date") until April 30, 1998 (the "Transition Period"). From May 1, 1998 until the third anniversary of the Effective Date, Mr. Kolowich served as a senior executive consultant to the Corporation (the "Remaining Term"). Furthermore, during the term of his employment agreement, the Corporation agreed to take all action necessary and proper to cause Mr. Kolowich to be elected to the Corporation's Board of Directors and to serve as the Vice Chairman of the Corporation. Pursuant to the employment agreement, Mr. Kolowich received a salary at the annual rate of $250,000 during the Transition Period and $50,000 during the Remaining Term. Mr. Kolowich was eligible to participate in the benefits plans maintained by the Corporation during the term of the employment agreement. Also, under the terms of the employment agreement, Mr. Kolowich will be bound by non-competition and non-disclosure requirements. Upon the Effective Date, the Corporation assumed all stock options then held by Mr. Kolowich all of which became immediately exercisable, with the exception of 784 shares.

  Severance Agreement and Release with Mr. McLagan. In March 2000, the Company entered into a severance agreement and release with Donald L. McLagan in connection with his retirement as Chief Executive Officer and Chairman. Under the terms of the severance agreement and release, Mr. McLagan received severance at an annual rate of $185,000 commencing March 14, 2000 up to and through March 14, 2001 The Company further agreed that Mr. McLagan's options would be exercisable until March 14, 2001. Also under the terms of the severance agreement and release, Mr. McLagan will be bound by non-competition, non-solicitation and non-disclosure requirements through March 14, 2001.

  Employment Agreements with Messrs. Pollan, Benanto, White, Karanian, Zink and Scott. In January 2001, Messrs. Pollan, Benanto, White, Karanian, Zink and Scott entered into employment agreements with the Corporation. The employment agreements provide for, among other things, performance bonuses based on a percentage of each executive's salary. The agreements also provide for a change of control bonus equal to one year's salary and a six month severance payment if the executive is terminated without cause. As per the terms and conditions of the employment agreements, these individuals are entitled to the following compensation: Clifford M. Pollan, $250,000 salary and $80,000 bonus; Ronald Benanto, $190,000 salary and $70,000 bonus; Charles White, $180,000 salary and $65,000 bonus; Thomas Karanian, $158,000 salary and $52,000 bonus; Alton Zink, $150,000 salary and $70,000 bonus and David Scott, $161,000 salary and $60,000 bonus.

                                  PROPOSAL 2

                            APPOINTMENT OF AUDITORS

  The Board of Directors proposes that the firm of Arthur Andersen LLP certified public accountants, be appointed to serve as auditors for the fiscal year ending December 31, 2001. The ratification of this selection is not required under the laws of the State of Delaware, where the Corporation is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years. Arthur Andersen LLP has served as the Corporation's accountants since 1988. It is expected that a member of Arthur Andersen LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                VOTE "FOR" THE RATIFICATION OF THIS SELECTION.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Securities and Exchange Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 2000 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons, except for Charles White and Michael Kolowich, complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000.

                             STOCKHOLDER PROPOSALS

  Proposals of Stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive offices not later than February 15, 2002. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to NewsEdge Corporation, 80 Blanchard Road, Burlington, Massachusetts 01803, attention: Secretary. In general, stockholder proposals intended to be presented at an annual meeting, including proposals for the nomination of directors, must be received by the Corporation 45 days in advance of the mail date of the prior year's proxy statement, or by April 19, 2001, to be considered for the 2001 Annual Meeting of the stockholders.

                          INCORPORATION BY REFERENCE

  To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Report of Compensation Committee of Board of Directors on Executive Compensation", "Report of Audit Committee of Board of Directors" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting Stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some Stockholders in person or by mail, telephone or telegraph following the original solicitation.

  The contents and the sending of this proxy statement has been approved by the Board of Directors of the Corporation.

                                                                     APPENDIX A

                             NEWSEDGE CORPORATION

                            Audit Committee Charter

A. Purpose and Scope

  The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B. Composition

  The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

  All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

  The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.  Responsibilities and Duties

  To fulfill its responsibilities and duties the Committee shall:

 Document Review

  1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

  2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

  3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

 Independent Accounting Firm

  4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

  5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

  6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

  7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

  8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

 Financial Reporting Processes

  9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

 Compliance

  10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

 Reporting

  11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                      A-2
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                                  DETACH HERE


                                     PROXY

                             NEWSEDGE CORPORATION

            Proxy for Annual Meeting of Stockholders, May 25, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints Clifford M. Pollan and Ronald Benanto, and each of them with full power of substitution to vote all shares of stock of NEWSEDGE CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Friday, May 25, 2001, at 9:45 a.m. local time at the Westin Hotel-Waltham, 70 Third Avenue, Waltham, Massachusetts 02452, and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 30, 2001, a copy of which has been received by the undersigned.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF: ELECTING THE NOMINEES OR ANY NOMINEE FOR WHICH APPROVAL HAS NOT BEEN WITHHELD AND RATIFYING THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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
-----------------                                                           ----------------
Vote by Telephone                                                           Vote by Internet
-----------------                                                           ----------------

It's fast, convenient and immediate!                                        It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                        confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)
---------------------------------------------------                         ---------------------------------------------------
Follow these four easy steps:                                               Follow these four easy steps:

1. Read the accompanying Proxy Statement and                                1. Read the accompanying Proxy Statement and
   Proxy Card.                                                                 Proxy Card.

2. Call the toll-free number                                                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                                            http://www.eproxyvote.com/newz

3. Enter your 14-digit Voter Control Number                                 3. Enter your 14-digit Voter Control Number
   located on your Proxy Card above your name.                                 located on your Proxy Card above your name.

4. Follow the recorded instructions.                                        4. Follow the instructions provided.
---------------------------------------------------                         ---------------------------------------------------

Your vote is important!                                                     Your vote is important!
Call 1-877-PRX-VOTE anytime!                                                Go to http://www.eproxyvote.com/newz any time!

                             Do not return your Proxy Card if you are voting by Telephone or Internet


                                                            DETACH HERE


    Please mark
[X] votes as in
    this example

    The Board of Directors recommends a vote for the following proposals:

    1. To elect three (3) Class I directors to serve
       for a three-year term except as marked to
       the contrary below:                                                2. To ratify the selection of the
                                                                             firm of Arthur Andersen LLP as    FOR  AGAINST  ABSTAIN
      Nominees: (01) Michael E. Kolowich, (02) Clifford M. Pollan            auditors for the Corporation for  [_]    [_]      [_]
                (03) Peter Woodward.                                         the fiscal year ending
                                                                             December 31, 2001.
         FOR                  WITHHELD
         ALL    [_]     [_]   FROM ALL                                    3. To transact such other business as may properly come
       NOMINEES               NOMINEES                                       before the meeting and any adjournments thereof.


      [_] ______________________________________
          For all nominees except as noted above                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [_]

                                                                          Please sign your name exactly as it appears on your stock
                                                                          certificate(s), write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should
                                                                          sign. If signing as attorney, executor, trustee,
                                                                          administrator or guardian, please give full title as such.
                                                                          Only authorized officers should sign for corporations.


Signature:_______________________________  Date:________________   Signature:_______________________________  Date:________________

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